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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
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                                 April 14, 1998




                         CARRAMERICA REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)



          Maryland                 1-11706                      52-1796339
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(State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)          File Number)             Identification Number)



     1700 Pennsylvania Avenue, N.W.
             Washington, D.C.                                        20006
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(Address of principal executive offices)                           (Zip Code)


               Registrant's telephone number, including area code:
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                                 (202) 624-7500


                                 Not applicable
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          (Former name or former address, if changed since last report)


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                         CARRAMERICA REALTY CORPORATION

Item 5.       Other Events

              On April 14, 1998, Goldman, Sachs & Co. ("Goldman Sachs") determined to exercise its over-allotment option under its Underwriting Agreement and related Terms Agreement with the Company dated April 2, 1998, resulting in the sale by the Company to Goldman Sachs of 450,000 shares of common stock of the Company. On the same date Security Capital U.S. Realty ("SC-USREALTY") determined to exercise its right to purchase shares of common stock of the Company equal to 30 percent of the total number such shares to be issued, resulting in the sale to SC-USREALTY of 192,857 shares of common stock of the Company. The closings of these sales are expected to occur on April 16, 1998.

              The Company intends to use the net proceeds from these sales (approximately $18,450,000) to fund acquisition and development activities, either through direct payments or repayment of unsecured credit facility borrowings incurred to fund acquisition or development activities, and for general corporate purposes.


Item 7.       Exhibits

              The exhibits listed below relate to the Registration Statement on Form S-3 (No. 333-22353) of the Company and are filed herewith for incorporation by reference in such Registration Statement.

              5.1 Opinion of Hogan & Hartson L.L.P. dated April 15, 1998 regarding legality of shares related to the Underwriting and Terms Agreements and a Subscription Agreement dated as of April 2, 1998 by and among the Company, Security Capital Holdings, S.A. and Security Capital U.S. Realty

              23.1 Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1)


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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CARRAMERICA REALTY CORPORATION


Date:  April 16, 1998                        By: /s/ Brian K. Fields
                                                 ------------------------------
                                                 Brian K. Fields
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit                 Document

  5.1 Opinion of Hogan & Hartson L.L.P. dated April 15, 1998 regarding legality of shares related to the Underwriting and Terms Agreements and a Subscription Agreement dated as of April 2, 1998 by and among the Company, Security Capital Holdings, S.A. and Security Capital U.S. Realty

  23.1 Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1)